UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2013

CHINA VANTAGEPOINT ACQUISITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-54269	98-0677690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 NE 15th Street, Suite 200 Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 981-6888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 6, 2013, China VantagePoint Acquisition Company (the “Company”) issued a press release announcing that it has filed a preliminary proxy statement relating to a proposed extension of the Company’s existence by means of amendments to its Articles of Association. The press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press release dated February 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2013	CHINA VANTAGEPOINT ACQUISITION COMPANY

	By:	/s/ Wei Li
Name: Wei Li Title: Chief Executive Officer